Exhibit 99.1

1 The Landing, Lake Tahoe Investor Presentation | July 2020

2 Forward Looking Statements Certain statements made during this presentation are forward - looking statements that are subject to risks and uncertainties. Forward - looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward - looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward - looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID - 19 on occupancy rates at the Company’s hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10 - K, quarterly report on Form 10 - Q and current reports on Form 8 - K, which DiamondRock Hospitality Company (the “Company”) has filed with the Securities and Exchange Commission, all of which you should carefully review. The forward - looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward - looking statements made in this presentation. The forward - looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward - looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward - looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presenta tio n is as of the date of this presentation, and the Company undertakes no obligation to update any forward - looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third - party service providers.

3 Key Takeaways 2 3 4 5 22 of 30 Hotels Open as of 6/30/2020 $360MM of Liquidity available as of Q2 Q2 Burn Rate Beats Expectations by 15% Bank Amendment and Loan Extension Complete Exploring Accretive Growth Opportunities

4 • Acquired leasehold interest in Shorebreak for 8%+ cap rate • Named Top 5% Worldwide Real Estate platform by ISS - OEKOM • Implemented COVID - 19 Action Plan • 20 Hotels suspended operations, leaving 10 hotels operating Recent Events March/April 2020 May 2020 June 2020 • Reopened Charleston Renaissance and Orchards Inn • Reopened 10 hotels. 22 hotels open as of 6/30/2020 • Sheraton Key West converted to Barbary Beach House Key West • Executed Amendment to Credit Facility • Closed on $48MM mortgage, Salt Lake City Marriott

DiamondRock at a Glance

2019 FINANCIAL SUMMARY[1]	
Hotels (Rooms)	31 (>10K)
Total Revenue	$932.1MM
Room Revenue	$656.3MM
Hotel EBITDA Margin	29.6%
Outstanding Debt	$1.09B
Net Debt/EBITDA	3.7x

CREDIT FACILITY COMPLIANCE[2]

Covenant	Limitation	DRH Q1'20
Maximum Leverage Ratio	< 60.0%	**34.5%**
Fixed Charge Coverage Ratio	> 1.50x	**2.92x**
Secured Indebtedness to Total Asset Value	< 45.0%	20.9%
Unencumbered Leverage Ratio	< 60.0%	50.3%
Unencumbered Debt Service Coverage Ratio	> 1.20x	1.49x

Total Liquidity[3]	$360MM

URBAN AND RESORT HOTELS IN TOP MARKETS[4]



4% San Diego
3% Denver
4% Washington DC
4% Other
4% San Francisco
30% Resort
11% Other CBD[5]
Frenchman's Reef[6]
11% New York
14% Boston
14% Chicago

HIGH QUALITY BRANDS[4]



KIMPTON HOTELS & RESTAURANTS
Independent
9%
4%
Hilton HOTELS & RESORTS
11%
Marriott
Westin
Courtyard
Autograph
Renaissance
76%

(1) As of and for the year ended 12/31/2019. Reconciliations provided in appendix
(2) This section presents ratios as of March 31, 2020 in accordance with the terms of our credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information about our financial condition or results of operations. These measures should not be relied upon other than for purposes of testing our compliance with the revolving credit facility.
(3) Approximate balance as of 6/30/2020
(4) Weighted by 2019 Actual EBITDA
(5) Other CBD includes Burlington Hilton, Salt Lake City Marriott, and Worthington Renaissance.
(6) Based on 2016 actual EBITDA

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6 2020 2021 2022 2023 2024 2025 Secured Debt Term Loan Revolver Undrawn Revolver 10.4 9.5 8.8 6.3 4.7 3.9 3.7 3.5 1.5 1.2 AHT BHR HT INN PEB XHR DRH RLJ HST SHO DiamondRock Balance Sheet Profile LEVERAGE BELOW PEER AVERAGE (3) (1) Does not reflect extension options; revolving credit facility based on $149MM balance as of 6/30/2020 (2) Approximate balance as of 6/30/2020 (3) Source: Baird. Net Debt plus preferred / 2019 Consensus EBITDA Note: Leverage calculation is not adjusted for estimated EBITDA contribution from Frenchman’s Reef FUTURE DEBT MATURITIES (IN $MM) (1) Average: 5.4x $2.9 $45.3 $333.3 $423.3 $290.0 $584.3 Total liquidity available in cash and revolver capacity (2)

7 Renaissance Charleston Historic District OPERATIONS UPDATE

Resuming Hotel Operations

DiamondRock has over 70% of hotels operating at the end of Q2 2020

March/April

7 Operating Urban Hotels

3 Operating Resorts

May

+2

Charleston Renaissance
Orchards Inn

June

+10

Havana Cabana
Barbary Beach House
Denver Courtyard
JW Marriott Cherry Creek
The Landings Resort
The Gwen, Chicago
Vail Marriott
Kimpton Phoenix
Cavallo Point
Hotel Emblem

Projected Through 8/1

+3

Hotels Expected To Resume Operations

Projected as of 8/1

14 Operating Urban Hotels

11 Operating Resorts

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9 9 Cash Burn Better Than Expected Hotel Level Cash Burn Corporate Level Cash Burn • Cash burn was originally forecasted to be $11 - 13MM per month • Q2 2020 expected to average $10.2MM per month • Cash burn was originally forecasted to be $ 13 - 15MM per month • Q2 2020 expected to average $12.2MM per month 15% Better than Expectation 13% Better than Expectation 5 7 10 April May June Number of Hotels with Positive GOP

10 % Share of Bi-Weekly Cancellations 3/23/2020 4/3/2020 4/17/2020 5/1/2020 5/15/2020 5/29/2020 6/12/2020 6/26/2020 Totals To Date Feb-20 0% 0% 0% 0% 0% 0% 0% 0% 0% Mar-20 37% 6% 0% 0% 0% 0% 0% 0% 15% Apr-20 37% 12% 1% 4% 2% 0% 0% 0% 17% May-20 14% 44% 10% 16% 8% 6% 0% 0% 17% Jun-20 11% 13% 38% 23% 20% 5% 11% 1% 16% Jul-20 0% 24% 15% 18% 21% 16% 13% 15% 11% Aug-20 0% 0% 14% 20% 7% 51% 24% 14% 10% Sep-20 0% 0% 14% 9% 19% 11% 32% 31% 8% Oct-20 0% 1% 8% 1% 20% 6% 9% 24% 4% Nov-20 0% 0% 0% 8% 1% 2% 11% 17% 3% Dec-20 0% 0% 0% 0% 1% 3% 0% -1% 0% Jan-21 0% 0% 0% 0% 0% 0% 0% 0% 0% Feb-21 0% 0% 0% 0% 0% 0% 1% -1% 0% Mar-21 0% 0% 0% 0% 0% 0% 0% 0% 0% Apr-21 0% 0% 0% 0% 0% 0% 0% 0% 0% May-21 0% 0% 0% 0% 0% 0% 0% 0% 0% Jun-21 0% 0% 0% 0% 0% 0% 0% 0% 0% Total 100% 100% 100% 100% 100% 100% 100% 100% 100% Bi-Weekly Increment In Cancellations $45,113,797 $19,416,269 $13,339,692 $14,519,380 $5,631,655 $6,783,742 $6,979,442 $5,425,264 Cumulative Group Revenue Cancelled $45,113,797 $64,530,066 $77,869,758 $92,389,138 $98,020,793 $104,804,535 $111,783,977 $117,209,241 $117,209,241 Group Cancellations Slowing % Share of Weekly Cancellations

11 Group Business Lead Generation % Share of Group Business Leads (1) April (2) May (3) June (4) Q2 2020 14.7% 3.2% 2.8% Q3 2020 13.7% 12.6% 6.9% Q4 2020 9.8% 7.2% 6.5% Q1 2021 15.0% 26.1% 22.1% Q2 2021 12.1% 8.8% 16.3% Q3 2021 6.3% 7.0% 9.9% Q4 2021 5.8% 6.4% 5.9% 2022 & Thereafter 22.8% 28.6% 29.7% Total 100.0% 100.0% 100.0% Total Room Nights 355,108 350,258 264,471 In Q2, DiamondRock generated 250K – 350K room nights of new business leads per month Chicago Marriott (1) Data for the total portfolio except the following hotels without significant group business demand: Courtyard Midtown Fifth A ven ue, Courtyard Midtown East, Hilton Garden Inn Times Square, Key West Havana Cabana, Barbary Beach House Key West, and Orchards Inn (2) Trailing four weeks ending 5/1/2020 (3) Trailing four weeks ending 5/29/2020 (4) Trailing four weeks ending 6/26/2020

12 6.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2/29/2020 3/10/2020 3/20/2020 3/30/2020 4/9/2020 4/19/2020 4/29/2020 5/9/2020 5/19/2020 5/29/2020 6/8/2020 6/18/2020 Hotel Occupancy Gradually Rebuilding Trailing 7 Day Average Portfolio Occupancy 27.9% * Occupancy based on operating hotels

13 Operating Trends Improving Total Portfolio Resort Portfolio Total Portfolio Resort Portfolio Week Ending Open Properties Open Resorts 2020 Occ 2020 ADR 2019 ADR 2020 Occ 2020 ADR 2019 ADR 2020 Occ 2020 ADR 2019 ADR 2020 Occ 2020 ADR 2019 ADR 5/2/2020 11 4 20.0% 165 227 8.1% 232 270 21.4% 175 204 11.4% 272 300 5/9/2020 11 4 18.9% 168 221 9.6% 251 265 20.2% 180 231 15.4% 299 269 5/16/2020 11 4 14.5% 176 225 12.7% 294 259 17.8% 201 220 19.3% 330 303 5/23/2020 12 5 18.3% 186 227 20.5% 293 270 23.0% 216 215 31.4% 340 321 5/30/2020 13 6 20.3% 190 198 26.1% 269 255 25.7% 200 187 40.0% 275 275 6/6/2020 14 6 20.3% 182 214 26.9% 238 238 25.5% 187 198 38.9% 236 277 6/13/2020 18 8 26.5% 190 231 39.9% 244 230 34.5% 206 199 50.1% 275 252 6/20/2020 19 9 25.7% 201 222 38.2% 257 220 34.2% 216 209 56.4% 287 257 6/27/2020 22 10 27.9% 198 218 42.0% 254 238 36.7% 208 196 55.8% 284 262 Full Week Weekend Only * Based on operating hotels Resorts Showing Steady Year/Year Gains In ADR

14 Covenant Waiver and Mortgage Extension Covenant Waivers • Successfully finalized an amendment on $400MM credit facility and $400MM in unsecured term loans: • Waiver of existing financial covenants Q2 2020 through Q1 2021 • Modified quarterly - tested covenants Q2 2021 through Q4 2021 • Acquisitions permitted during relief period with certain restrictions Salt Lake City Mortgage • Secured $48MM secured mortgage to repay existing $52.5MM mortgage • Bears interest at LIBOR + 325bps over a 100bps LIBOR floor • Matures in January 2022 with a one - year extension option Chicago Gwen

15 Hotel Emblem GROWTH OPPORTUNITIES

16 Select Service Positioned To Capitalize Upon Distress On The Horizon Percent of Loans By Original Loan - to - Value 65 - 70% >70% Full Service 17% 13% Resorts 54% 15% $98 Billion in 8,500+ CMBS Hotel Loans 11 11 Full Service and Resorts 2020 - 2023 Maturities: $24 Billion (over 2,000 loans) Source: Trepp and Wells Fargo Securities, LLC

Emerging Pipeline of Opportunities

Recent Deals Evaluated at DiamondRock

WEST LOS ANGELES BOUTIQUE HOTEL

Seller proposed DRH assume existing loan & give OP units for equity at implied stock price of $10/share for this boutique.

SOUTHEASTERN INDEPENDENT LIFESTYLE BOUTIQUE

Seller offered 10%+ cap rate on 2019A financial performance which implies 25% off pre-COVID offering price. Opportunity to consolidate operations with existing DRH hotel.

ARIZONA BOUTIQUE RESORT

Seller recently came down $20M on sale price for this completely unencumbered, successful desert resort.

SMALL SONOMA INDEPENDENT RESORT

The lender (insurance company) has initiated foreclosure on the small luxury boutique. The "price talk" on the note is approximately 50% of the owner's basis in the hotel. Potential to consolidate operations with an existing DRH property.

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Growth Oriented ROI Projects



Vail Resort Upgrade

Existing Marriott franchise agreement expires next year. With capital, opportunity to **up-brand to luxury** brand and **capture significant rate gap** ($130+/-) to luxury set



Vail ROI Projects

ROI projects for creation of **premium rooms**, new **outdoor F&B venue** with major outside **pool enhancements**



Landing New Rooms

Ability to build **15 new rooms** at the Landing in Lake Tahoe with entitlements that came with original acquisition



Hilton Boston New Rooms

Opportunity to create **28 new rooms for less than $100K/key** as compared recent transactions at ~$400K/key



The Lodge at Sonoma Upgrade

Opportunity to enhance overall resort by **up-branding from Renaissance to Autograph Collection** to capture rate with upgraded product & cottages. Complete new Michael Mina restaurant to capture **high-end Sonoma restaurant** customers

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ROI Projects Drive Shareholder Value

UPCOMING ROI PROJECTS

Property	Project	Estimated Capital Spend[1]	Estimated Incremental EBITDA[1]	Estimated Incremental Value[2]	Estimated IRR[3]
Boston Hilton Downtown	29 Additional Guestrooms	$6.7	$1.0	$10.0	28%
Hilton Burlington	F&B Renovation	$1.5	$0.4	$4.0	59%
Chicago Gwen	Rooftop Event Space	$1.0	$0.2	$2.0	41%
Barbary Beach House Key West	Beach Restaurant and Event Space	$1.6	$0.6	$6.0	82%
The Landing Resort & Spa	Additional 17 Keys and Resort Enhancements	$7.8	$1.2	$12.0	29%
Sedona - Orchards Inn	Reposition as Cliffs at L'Auberge	$20.0	$2.6	$26.0	21%
	Total	$38.6	$6.0	$60.0	30%

DRH has identified ~$25-$30MM of additional potential ROI projects

SHADOW PIPELINE

Property	Project	Timing
Vail Marriott	Brand Conversion and Rooftop Deck	2021
Courtyard Midtown East	Property Repositioning and Rooftop Bar	2022
Palomar Phoenix	Lustre Rooftop Bar Re-concept	2022
Sam Diego Westin	Restaurant and Lobby Upgrade	2022
Cavallo Point	Convert disused Jail Building to F&B Outlet	2022
Sedona - L'Auberge	Laundry Facility and Spa Upgrade	2022
Sedona - Orchards Inn	89Agave Additions	2022

(1) Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas
(2) Estimated Incremental Value is calculated by applying a 10.0x multiple to Estimated Incremental EBITDA
(3) Estimated IRR is calculated assuming a 3-year stabilization period and a 10.0x terminal multiple

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20 CORPORATE CITIZENSHIP Cavallo Point, the Lodge at Golden Gate Bridge

21 Responsible Corporate Citizen GRESB Annual Results ISS ESG Rankings (2) ISS - ESG Corporate Ranking Environmental Social Governance 2016 2017 2018 2019 DRH GRESB Score 50 53 75 81 Peer Score Average (1) 51 57 58 69 Index to Peer Score Average 98% 93% 129% 117% Currently Ranked #2 of 174 US Real Estate Companies DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation (1) Lodging Peer Average is based on 17 Lodging Companies including 10 REITs (2) ISS will not provide Quality Ranking of peer set to DRH without enrolling in their advisory services, however score is relati ve to peer set

APPENDIX Havana Cabana Key West

24 Research Demonstrates Small Resorts Outperform • According to CBRE/PKF research study, small resorts (1) have: • Less downside risk due to larger stream of reliable non - rooms revenue • Preserved the most ADR through the recession of the early 2000s • Achieved superior levels of ADR growth since 2009 to all other market classes REVPAR CAGR FROM 1987 - 2017 Total US: 3.1% Source: CBRE Hotels Research. (1) Collection of non - golf resorts with less than 200 rooms 4.2% 3.1% 4.0% 3.3% 3.8% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 1 Small Resorts Upper Upscale Luxury All Resorts All Urban Hotels

DRH Lifestyle & Independent Strategy

RATIONALE FOR TARGETING LIFESTYLE HOTELS, INDEPENDENTS, & SOFT BRANDS

- To grow with shift towards experiential travel
- Reduces reliance on traditional brands
- Balances portfolio
- Greater opportunity for smaller deals
- Target allocation will be achieved through acquisitions of lifestyle hotels, independents and soft brands and dispositions of traditional boxes

CURRENT ALLOCATION(1)



Lifestyle, Independents, & Soft Brands 22%
Traditional Brands 78%

LONG-TERM TARGET ALLOCATION



Lifestyle, Independent, & Soft Brands 33%
Traditional Brands 66%

(1) Independent, lifestyle and soft brand hotels include the Havana Cabana, Cavallo Point, Hotel Emblem, L'Auberge de Sedona, Orchards Inn, The Landing, Palomar Phoenix, Shorebreak Hotel, the Lexington and The Gwen. Soft brands, including Autograph and Luxury Collection, are included as lifestyle / boutique. Based on 2019A EBITDA for all properties except Frenchman's Reef and Havana Cabana where 2016A used due to closure. Pro forma for full year for acquisitions.

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26 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Motor Vehicles Jewelry and Watches Home Furnishings Experiences 100 200 300 400 500 600 700 800 900 1,000 1980 1985 1990 1995 2000 2005 2010 2015 Motor Vehicles Home Furnishings Jewelry and Watches Experiences Consumers Spending More on Experiences Than Material Goods Source: Bureau of Economic Analysis. Note: Represents personal consumption expenditures by category indexed to 100 for the year 1980. (1) Experiences include the following Bureau of Economic Analysis categories: accommodations, air travel, foreign travel by US re sid ents, membership clubs, sports centers, parks, theaters, museums, casino gambling, and food services. (1) (1) Indexed Spending Growth (1980 - 2019) 15 - Year Spending CAGR (2004 - 2019) Shift in Consumer Spending

27 Resort Thesis Already Proven Successful EBITDA Multiple @ EBITDA Increase Investment ($MM) Purchase YE 2019 $MM Burlington Hilton $64 16.5x 8.9x $3.9 Charleston Renaissance $43 11.9x 7.0x $2.9 Fort Lauderdale Westin $167 14.8x 10.7x $5.5 Havana Cabana $54 12.2x 15.8x ($0.5) The Landing Resort & Spa $44 17.8x 25.9x ($0.7) Sedona - L'Auberge $67 15.8x 8.6x $3.6 Sedona - Orchards Inn $31 13.7x 14.2x ($0.1) Shorebreak $63 14.6x 11.5x $1.5 Sonoma Renaissance $40 10.7x 5.7x $4.0 Vail Marriott Mountain Resort $96 13.4x 8.7x $6.2 Total Resort $668 14.2x 9.9x $26.3 Note: Figures exclude Frenchman’s Reef, Cavallo Point and Barbary Beach House as these assets are either repositioned or curr ent ly under construction.

28 Strong Resort Market Presence Approximately 1/3 of portfolio located in destination resort markets.

29 Approximately 2/3 of portfolio located in top, gateway markets. High Quality Portfolio in Key Gateway Markets

Non GAAP Measures

The Company considers the following non-GAAP financial measures to be useful to investors as key supplemental measures of operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA and Hotel Adjusted EBITDA. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA and Hotel Adjusted EBITDA, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company.

EBITDA represents net income (calculated in accordance with U.S. GAAP) excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. The Company computes EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines. Nareit defines EBITDAre as EBITDA plus or minus losses or gains on the disposition of depreciated property, including gains/losses on change of control, impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses and (5) hotel acquisition costs. We believe that Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), and our corporate-level expenses (corporate expenses and hotel acquisition costs). We believe that excluding the effect of corporate-level expenses provides a more complete understanding of the operating results over which individual hotels and third-party management companies have direct control. We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis.

We adjust EBITDAre and Hotel EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA and Hotel Adjusted EBITDA when combined with U.S. GAAP net income, EBITDAre, and Hotel EBITDA, is beneficial to an investor's complete understanding of our consolidated and property-level operating performance. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues. We adjust EBITDAre and Hotel EBITDA for non-cash lease expense and other amortization, cumulative effects of a change in accounting principle, gains or losses from early extinguishment of debt, hotel acquisition costs, severance costs, hotel manager transition items and certain other items that we consider outside the ordinary course of business and that we do not believe reflect the ongoing performance of the Company or our hotels. Such items may include, but are not limited to, the following: pre-opening costs incurred with newly developed hotels; lease preparation costs incurred to prepare vacant space for marketing; management or franchise contract termination fees; gains or losses from legal settlements; costs incurred related to natural disasters; and gains on property insurance claim settlements, other than income related to business interruption insurance.

Reconciliations of net income (loss) to EBITDA, EBITDAre, Adjusted EBITDA and Hotel EBITDA can be found in the Company's earnings press releases.

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31 Pro Forma Net Debt / 2019 EBITDA Reconciliation As of December 31, 2019 Actual Principal Balance Salt Lake City Marriott Downtown mortgage loan $53,273 Westin Washington D.C. City Center mortgage loan 60,550 The Lodge at Sonoma, a Renaissance Resort & Spa mortgage loan 26,963 Westin San Diego mortgage loan 61,851 Courtyard Manhattan / Midtown East mortgage loan 81,107 Renaissance Worthington mortgage loan 80,904 JW Marriott Denver at Cherry Creek mortgage loan 61,253 Boston Westin mortgage loan 190,725 New Market Tax Credit loan (1) 2,943 Unamortized debt issuance costs (3,240) Total mortgage and other debt, net of unamortized debt issuance costs 616,329 Unsecured term loan 50,000 Unsecured term loan 350,000 Unamortized debt issuance costs (1,230) Unsecured term loans, net of unamortized debt issuance costs 398,770 Senior unsecured credit facility 75,000 Total debt, net of unamortized debt issuance costs $1,090,099 Cash and cash equivalents 122,524 Gross proceeds from equity offering Pro forma cash and cash equivalents 122,524 Net debt 967,575 Adjusted EBITDA 260,409 Net Debt / Adjusted EBITDA 3.7x Note: $ in thousands. (1) Assumed in connection with the acquisition of the Hotel Palomar Phoenix on March 1, 2018.

EBITDA and Hotel Adjusted EBITDA Reconciliation

	Year Ended December 31,
	2019
Net income	**$184,211**
Interest expense	46,584
Income tax expense	22,028
Real estate related depreciation and amortization	118,110
EBITDA	**$370,933**
Corporate expenses	28,231
Interest and other income, net	(1,197)
Loss on early extinguishment of debt	2,373
Professional fees related to Frenchman's Reef [1]	17,822
Severance costs [2]	–
Gain on property insurance settlement	(144,192)
Hotel EBITDA	**$273,970**
Non-cash lease expense and other amortization	7,013
Hotel manager transition and pre-opening items [3]	6,460
Hotel Adjusted EBITDA	**$287,443**
Hotel Adjusted EBITDA from closed hotels [4]	($11,161)
Comparable Hotel Adjusted EBITDA	**$276,282**
Revenues	**938,091**
Hotel revenues from closed hotels [4]	($6,013)
Comparable Revenues	**$932,078**
Comparable Hotel Adjusted EBITDA Margin	**29.6%**

Note: $ in thousands.

(1) Represents legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2) Represents payments made to unionized employees under a voluntary buyout program at the Lexington Hotel New York, which are classified within other hotel expenses on the consolidated statement of operations.
(3) Consists of (a) manager transition costs of $0.8 million related to the L'Auberge de Sedona, Orchards Inn Sedona and The Landing Resort and Spa, (b) pre-opening costs of $0.5 million related to the reopening of the Hotel Emblem, (c) pre-opening costs of $2.7 million related to the reopening of Frenchman's Reef, and (d) $2.5 million related to the pending termination of the franchise agreement for Sheraton Suites Key West.
(4) Amounts represent the operating results of Frenchman's Reef for all periods presented, Havana Cabana Key West for January 1 to March 31, 2019 and the comparable period of 2018 and Hotel Emblem from September 1, 2019 to December 31, 2019 and the comparable period of 2018.

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